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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Lowrance Electronics, Inc. (the "Company") for the three months ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darrell J. Lowrance, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

Dated:   December 12, 2002

                                        /s/    Darrell J. Lowrance
                                        ----------------------------------------
                                        Darrell J. Lowrance
                                        President and Chief Executive Officer

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Lowrance Electronics, Inc. (the "Company") for the three months ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas J. Townsdin, Vice President of Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

Dated:   December 12, 2002

                                        /s/    Douglas J. Townsdin
                                        ----------------------------------------
                                        Douglas J. Townsdin
                                        Vice President of Finance and Chief
                                          Financial Officer